Maiden Holdings, Ltd. Second Quarter 2024 Investor Presentation August 2024

Investor Disclosures 2 Forward Looking Statements This presentation contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on Maiden Holdings, Ltd.’s (the “Company”) future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions and unusual frequency of storm activity, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in Item 1A, Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 12, 2024. The Company undertakes no obligation to publicly update any forward- looking statements, except as may be required by law. Any discrepancies between the amounts included in this presentation and amounts included in the Company’s Form 10-Q for the three months ended June 30, 2024, filed with the SEC are due to rounding. Non-GAAP Financial Measures In addition to the Summary Consolidated Balance Sheets and Consolidated Statements of Income, management uses certain key financial measures, some of which are non-GAAP measures, to evaluate the Company's financial performance and the overall growth in value generated for the Company’s common shareholders. Management believes that these measures, which may be defined differently by other companies, explain the Company’s results to investors in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. The non-GAAP measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. See the Appendix of this presentation for a reconciliation of the Company’s non-GAAP measures to the nearest GAAP measure.

Maiden Holdings Q2 2024 Financial Overview 3 • Adjusted book value $3.17 per share as of June 30, 2024, but continues to be stable - represents true economic value of Maiden o Q2 loss from higher adverse development on prior year reserves, lower investment results drove the change o Reported book value per common share lower at $2.38 per share as of June 30, 2024, reflects GAAP P&L volatility from loss development mostly subject to LPT/ADC • See Q2 results recap starting on slide 10 • $5.6m or 83.1% of total PPD in Q2 2024 expected to return as future GAAP income from LPT/ADC o Deferred gain of $78.2m at 6/30/2024 expected to be recognized as GAAP income over time as LPT/ADC recoveries are received, subject to reinsurance contract and relevant GAAP accounting rules o Current estimate is receipt of LPT/ADC recoveries continues to be expected to commence in Q4 2024 • Investment results decreased to $9.9m in Q2 2024 compared to $16.5m in Q2 2023 o Alternative asset YTD annualized returns of 9.3% remain in excess of cost of debt capital o Decreased Q2 2024 investment results were primarily driven by reduced income generated from funds withheld assets as settlements continue to reduce the FWH asset base o Returns further decreased by lower income from equity method investments from certain alternative assets • Deferred tax asset of $1.19 per share not yet recognized in book value o $338.2m in NOL carryforwards at 6/30/2024 – $152.0m or 44.9% have no expiry date o Focus on current income producing assets targets to offset continuing reserve development * Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein

Maiden Holdings Business Strategy 4 • We create shareholder value by actively managing and allocating our assets and capital o We leverage our deep knowledge of the insurance and related financial services industries into ownership and management of businesses and assets with the opportunity for increased returns o Our strategy allows us to more flexibly allocate capital to activities we believe will produce the greatest returns for our common shareholders • Our strategy currently has two principal areas of focus o Asset management – investing in assets and asset classes in a prudent but expansive manner in order to maximize investment returns  We limit the insurance risk we assume relative to the assets we hold and maintain required regulatory capital at very strong levels to manage our aggregate risk profile o Capital management - effectively managing capital and when appropriate, repurchasing securities or returning capital to enhance common shareholder returns • Strategic focus continues to evolve – legacy underwriting now in run-off o Developing more predictable areas of revenue and profit a priority – actively pursuing fee-based and distribution insurance opportunities  Possibly supplemented by deploying limited reinsurance capacity o Completed IIS Renewal Rights transactions with AmTrust as part of broader plan to ultimately divest of International primary business – expect additional transactions currently being evaluated  Anticipate annual operating expenses will ultimately be reduced by up to $6m over next 12 to 24 months o Capital commitment to GLS has been completed and no additional capital commitments to new legacy deals will occur – will run-off existing deals • We believe these areas of strategic focus will enhance our profitability o We believe our strategy increases the likelihood of fully utilizing the significant tax NOL carryforwards which would create additional common shareholder value o Expected returns from each strategic pillar are evaluated relative to our cost of debt capital

Q2 2024 Asset Management Update 5 *Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein TTM = Trailing Twelve Months NM – Not Meaningful

Q2 2024 Asset Management Update 6 * Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein Alternative Investments • Q2 2024 trailing twelve month return for the alternative asset portfolio is 9.4% o Still on track to exceed long-term benchmark returns (cost of debt capital) – see slide 7 for return trends and slide 8 for performance by asset class o Certain alternative and real estate investments comprising 39.2% of the alternative asset portfolio not marked to fair value yet - too early in life cycle of investments – expected to produce future returns and gains • Alternative investments increased by 3.0% to $336.8m at 6/30/2024 compared to $326.9m at 3/31/2024 o Contributions to Private Equity & Alternative Investment asset classes represented 69.8% of all contributions in Q2 2024, with private equity at 21.8% and alternative investments at 47.9% • YTD 2024 total gross returns on alternative investments of $15.0m vs. $10.3m for YTD 2023 o Returns benefited from increases in net asset values in certain private equity investments, which increased $5.9m in year over year o Returns further benefited from increases in net asset values on certain private credit investments, which increased $2.5m year over year o Returns offset by a decrease to the net investment income derived by certain investment in the alternative's asset class, which decreased by $2.8m year over year Fixed Income • Fixed Income returns primarily driven by higher income from AmTrust loan and AFS securities o Short portfolio duration of 1.2 years well positioned for current credit market volatility o Higher yields on cash equivalents and floating rate CLOs are offsetting the impact of shrinking fixed income portfolio • Fixed income portfolio continues to decrease in size as AmTrust liabilities continue to run off o Payments now being made from Funds Withheld (FWH) o FWH balance expected to be exhausted in Q3 2024 • Floating rate securities compose $231.2m or 50.5% of fixed income investments which is reducing interest rate risk o $63.2m or 13.8% are CLOs which may be credit sensitive  Average CLO rating is AA+ with 93.4% rated AAA  EUR CLOs of $62.2m yield is 4.9% o $168.0m or 36.7% is floating rate loan to related party and is priced at Fed Funds rate + 200 basis points  Current yield of related party loan remains at 7.3%

Invested Asset Returns Continue to Strengthen 7 *Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein Total Investment Returns (TTM) • Q2 2024 trailing-twelve-month (TTM) total investment return on the entire portfolio was 6.5%, representing a significant increase over the TTM investment return of 2.9% in Q2 2023 o The increase in total investment returns was primarily driven by increased net asset values resulting in increased unrealized gains on certain Private Equity & Private Credit investments o Higher yields on the fixed income portfolio also contributed to the improved results • Q2 2024 TTM total investment returns on the alternative & fixed income portfolios were 9.4% (vs. 3.1% in Q2 2023) and 5.1% (vs. 2.8% in Q2 2023), respectively

Alternative Investment Returns Continue to Build 8 *Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein Alternative Investment Highlights • During Q2 2024, total gross return on the alternative investment portfolio was $15.0m, primarily driven by unrealized gains on certain private equity & private credit investments • 39.2% of our total alternative investments as of 6/30/2024, primarily in the Alternatives and Real Estate asset classes, do not reflect any returns to date based on the development stage of these investments, which we expect to increase in future as investments develop • Excluding investments still carried at cost, alternative investments have produced an IRR of 10.7% with an MOIC of 1.23x as of 6/30/2024 • Inception to date, alternative direct investments on real assets have produced an internal rate of return of 38.0% and a multiple on invested capital of 1.44x • See Form 10-Q for further important details on alternative investment portfolio and related returns Note - IRR refers to the Internal Rate of Return & MOIC refers to the Multiple on Invested Capital

Q2 2024 Capital Management Update • Maiden continued active but disciplined long-term capital management in Q2 2024 o Maiden Reinsurance Ltd. ("MRL") repurchased 747,561 common shares in open market at an average price of $2.13 per share in Q2 2024  ITD repurchases as of June 30, 2024, totaled 2,539,247 common shares at $1.93 per share o Pursuant to 10b-5 plan implemented prior to September 30, an additional 36,984 common shares repurchased in Q3 through August 9 at an average price of $2.00 per share • Maiden expects to maintain active but prudent and long-term approach to balance sheet management as part of its overall strategy o Significant Board authorization remains for both common shares and senior notes to cover both open market purchases and privately negotiated trades o $69.4 million and $99.9 million in authorization available for common share and senior note repurchases, respectively, as of August 9, 2024 • MRL owns 30.6% of Maiden common shares as of June 30, 2024, but is limited to 9.5% voting power per Maiden bye-laws o Common shares owned by MRL eliminated for accounting and financial reporting purposes on the Company’s consolidated financial statements and presented as treasury shares o Per share computations reflect elimination of MHLD common shares owned by MRL of 43,978,595 as of June 30, 2024 9 * Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein

Maiden Holdings – Q2 2024 Results Recap 10 * Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein Comments Q2 2023 Q2 2024 ($ millions, except per share amounts) Net Income and Per Share Data • Summary GAAP and Non-GAAP Financial Measures in Appendix$(2.9) $(0.03) $(10.0) $(0.10) GAAP Net Loss Attributable to Common Shares Per common share Key Income Statement Details • Slightly higher underwriting loss in Q2 2024 the result of adverse development on prior year reserves for both AmTrust and Diversified segments • See slide 12 for detail on underwriting results and prior period loss development $(9.3)$(9.8)Underwriting Loss • Net investment income 33.9% lower at $7.0m in Q2 2024 vs. $10.5m in Q2 2023 due to lower income from Funds Withheld as asset balances continue to decrease • Realized and unrealized gains of $1.5m in Q2 2024 vs. $1.1m in Q2 2023 mainly attributable to decreases to realized losses on sales of AFS securities, partially offset by smaller gains on equity securities & other investments • Income from equity method investments of $1.5m vs. $4.8m in Q2 2023 mainly attributable to lower income generated by certain investments in the alternative asset class $16.5$9.9Investment Results • Operating expenses increased by $1.0m or 15.2% vs. Q2 2023 due to higher stock compensation, professional, legal and audit expenses in Q2 2024 slightly offset by lower actuarial fees $6.8$7.9Operating Expenses • Primarily due to non-USD reserve revaluation - offsetting impact of USD weakening relative to GBP vs USD strengthening relative to EUR caused minimal FX gain in Q2 2024 vs U.S. dollar weakening in Q2 2023 which resulted to FX loss $(2.6)$-Foreign Exchange/Other Gains (Losses)

Maiden Holdings – YTD Q2 2024 Results Recap 11 * Please see the definition of non-GAAP financial measures in the Appendix of this presentation for additional important information regarding certain terms used herein Comments Q2 2023 Q2 2024 ($ millions, except per share amounts) Net Income and Per Share Data • Summary GAAP and Non-GAAP Financial Measures in Appendix$(14.3) $(0.14) $(8.5) $(0.08) GAAP Net Loss Attributable to Common Shares Per common share Key Income Statement Details • Slightly lower underwriting loss in Q2 2024 the result of higher adverse development, mainly in AmTrust segment • See slide 13 for detail on underwriting results and prior period loss development $(17.5)$(17.3)Underwriting Loss • Net investment income 27.0% lower at $14.7m in Q2 2024 vs. $20.1m in Q2 2023 due to lower income from Funds Withheld as asset balances continue to decrease • Realized and unrealized gains of $10.2m in Q2 2024 vs. $2.2m in Q2 2023 mainly attributable to gains on equity securities & other investments in the private equity & private credit asset classes • Income from equity method investments of $2.1m vs. $4.8m in Q2 2023 mainly attributable to decrease income generated by certain investments in the alternative asset class $27.0$26.9Investment Results • Operating expenses decreased by $1.0m or 5.9% vs. Q2 2023 due to lower incentive compensation paid in Q2 2024 $16.9$15.9Operating Expenses • Primarily due to non-USD reserve revaluation - strengthening of U.S. dollar relative to Euro and British pound in YTD Q2 2024 caused FX gain vs U.S. dollar weakening in YTD Q2 2023 which resulted to FX loss $(5.4)$2.1Foreign Exchange/Other Gains (Losses)

Q2 2024 UW Results and Loss Development • Underwriting loss of $9.8m in Q2 2024 vs. $9.3m in Q2 2023 o Higher adverse prior year loss development of $6.8m in Q2 2024 compared to $4.5m of adverse prior year loss development in Q2 2023 o AmTrust had higher adverse loss development of $5.2m in Q2 2024 compared to $3.2m in Q2 2023  Net adverse prior year loss development in Q2 2024 in Master QS primarily emerged from following lines and classes of business  Commercial Auto and GL CLD business produced adverse development of $9.1m in AYs 2015-2018  SRW produced adverse development of $3.0m  Offset by continued favorable workers' compensation development of $7.0m in AYs 2014-2017  $5.6m of adverse loss development experienced in the AmTrust segment in Q2 2024 is covered by the Enstar LPT/ADC and is expected to be recognized as future GAAP income over time as LPT/ADC recoveries are received, subject to relevant GAAP accounting rules  Recoveries from Enstar LPT/ADC presently anticipated to commence in Q4 2024 o Diversified had adverse loss development of $1.6m in Q2 2024 vs. adverse development of $1.3m in Q2 2023  Adverse prior year development mostly due to BM Run-off contracts, IIS and Motors 12

YTD 2024 UW Results and Loss Development • Underwriting loss of $17.3m YTD 2024 vs. $17.5m YTD 2023 o Higher adverse prior year loss development of $13.4m YTD 2024 compared to $8.2m of adverse prior year loss development YTD 2023 o AmTrust had higher adverse loss development of $12.5m in YTD 2024 compared to $6.1m in YTD 2023  In the Master QS, YTD 2024 adverse development of $10.1m came from the following lines and classes of business  Program business adverse development of $9.0m YTD 2024 consisted of construction defect development of $11m in AYs 2015- 2018  Commercial Auto and GL Program business had adverse development of $9.1m in AYs 2015-2018  SRW business had adverse development of $3.0m  These adverse results were partly offset by Worker Comp reported continued favorable development in AYs 2014-2017, which resulted in favorable development of $11.0m  Hospital Liability adverse development of $2.6m YTD 2024 is consistent with developing adverse development trends driven by movements in older years, prior to 2014  $10.6m or 85.5% of adverse loss development experienced in the AmTrust segment in Q2 2024 is covered by the Enstar LPT/ADC and is expected to be recognized as future GAAP income over time as LPT/ADC recoveries are received subject to relevant GAAP accounting rules  Recoveries from Enstar LPT/ADC presently anticipated to commence in late 2024 o Diversified had adverse loss development of $0.9m in YTD 2024 compared to adverse development of $2.1m in YTD 2023  Adverse prior year development mostly due Bermuda Run-off contracts and IIS, partly offset by GLS and Motors reduction in credit loss reserve. 13

Maiden Holdings, Ltd. Second Quarter 2024 Investor Presentation - Appendix Financial Data for Period Ended June 30, 2024

Summary Consolidated Balance Sheet 15 (1) Please refer to the Non-GAAP Financial Measures on slide 24 for additional information on this non-GAAP financial measure.

Summary Consolidated Statements of Income 16

Segment Information 17 In thousands ('000's) (3)(4) Please refer to the Non-GAAP Financial Measures on slide 24 for additional information on these non-GAAP financial measures.

Segment Information 18 In thousands ('000's) (3)(4) Please refer to the Non-GAAP Financial Measures on slide 24 for additional information on these non-GAAP financial measures.

Segment Information 19 In thousands ('000's) (3)(4) Please refer to the Non-GAAP Financial Measures on slide 24 for additional information on these non-GAAP financial measures.

Segment Information 20 In thousands ('000's) (3)(4) Please refer to the Non-GAAP Financial Measures on slide 24 for additional information on these non-GAAP financial measures.

Non-GAAP Financial Measures 21 (5)(6) Please refer to the Non-GAAP Financial Measures on slides 24-25 for additional information on these non-GAAP financial measures.

Non-GAAP Financial Measures 22 (3)(9) Please refer to the Non-GAAP Financial Measures on slides 24-25 for additional information on these non-GAAP financial measures.

Non-GAAP Financial Measures 23 (2)(7)(8) Please refer to the Non-GAAP Financial Measures on slides 24-25 for additional information on these non-GAAP financial measures.

Non-GAAP Financial Measures 24

Non-GAAP Financial Measures 25